OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                             (UNAUDITED)       (UNAUDITED)                 (UNAUDITED)       (UNAUDITED)
                                           AUGUST 31, 1998    JULY 31, 1998              AUGUST 31, 1998    JULY 31, 1998
                                                 ESD               ESD        CHANGE          PSD               PSD        CHANGE
                                            -----------------------------------------    -----------------------------------------
CURRENT ASSETS
Cash                                             37,113            45,203      (8,090)        47,778            46,635       1,143
Restricted cash held in escrow                2,723,179         2,722,946         233                                         -
Accounts receivable
   A/R--trade                                11,868,790        11,699,795     168,995      1,248,363         1,415,173    (166,810)
   A/R--interco                                  13,062               969      12,093          -                 -            -
   A/R--employees                                11,372             5,990       5,382          9,809             9,699         110
   A/R--supplemental                          1,839,165         1,839,165        -                                            -
   A/R--misc.                                    12,078            51,691     (39,613)         -                 -            -
   Allowance for doubtful accounts           (2,200,810)       (2,278,440)     77,630        (59,648)          (78,712)     19,064
                                            -----------------------------------------    -----------------------------------------
      Accounts receivable, net               11,543,657        11,319,170     224,487      1,198,524         1,346,160    (147,636)
                                            -----------------------------------------    -----------------------------------------
Costs and earnings in excess of
 billings                                     4,991,375         4,654,544     336,831                                         -
Prepaid expenses                                 74,815            43,432      31,383         80,719           100,476     (19,757)
Inventory                                                                        -         1,949,845         2,108,472    (158,627)
Inventory reserve                                                                -          (872,335)         (968,129)     95,794
                                            -----------------------------------------    -----------------------------------------
      Inventory, net                             -                 -             -         1,077,510         1,140,343     (62,833)
                                            -----------------------------------------    -----------------------------------------
Other current assets                                                             -                                            -
                                            -----------------------------------------    -----------------------------------------
TOTAL CURRENT ASSETS                         19,370,139        18,785,295     584,844      2,404,531         2,633,614    (229,083)
                                            -----------------------------------------    -----------------------------------------
PROPERTY AND EQUIPMENT
   Field equipment                            2,289,840         2,283,334       6,506        547,106           571,342     (24,236)
   Automotive equipment                       1,026,959         1,026,959        -           111,546            97,371      14,175
   Office furniture and equipment               842,562           835,678       6,884         38,329            39,750      (1,421)
   Leasehold improvements                        93,223            93,223        -            30,895            30,895        -
                                            -----------------------------------------    -----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST              4,252,584         4,239,194      13,390        727,876           739,358     (11,482)
   Accum. Depreciation                       (2,972,713)       (2,912,839)    (59,874)      (381,408)         (372,470)     (8,938)
                                            -----------------------------------------    -----------------------------------------
TOTAL PROPERTY & EQUIP., NET                  1,279,871         1,326,355     (46,484)       346,468           366,888     (20,420)
                                            -----------------------------------------    -----------------------------------------
Long-term accounts receivable -
 Other (Texas)                                1,072,065         1,053,883      18,182           -                 -           -
Reserve for Long-term accounts receivable      (218,182)         (200,000)    (18,182)                                        -
                                            -----------------------------------------    -----------------------------------------
   Long-term accounts receviable -
    Other (Texas), net                          853,883           853,883        -              -                 -           -
Other Assets                                    222,080           207,486      14,594           -                 -           -
Investment & Intercompany in Subsidiaires                                        -              -                 -           -
                                            -----------------------------------------    -----------------------------------------
TOTAL ASSETS                                 21,725,973        21,173,019     552,954      2,750,999         3,000,502    (249,503)
                                            -----------------------------------------    -----------------------------------------
                                            -----------------------------------------    -----------------------------------------
POST PETITION CURRENT LIABILITIES
   Accounts payable                             589,597           397,425     192,172         46,625            57,690     (11,065)
   Line of Credit                                                                                                             -
   Accrued expenses, excluding
    bankruptcy costs                            540,680           495,319      45,361        287,939           259,726      28,213
   Accrued bankruptcy costs                                                                                                   -
   Estimated claims against cash
    held in escrow                            2,553,723         2,563,555      (9,832)                                        -
   Intercompany - BNYFC                       8,045,592         7,721,859     323,733      8,078,438         8,087,408      (8,970)
   Intercompany payables                          -                -             -              -               969        (969)
                                            -----------------------------------------    -----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES      11,729,592        11,178,158     551,434      8,413,002         8,405,793       7,209
Intercompany Notes Payable                    8,741,768         8,741,768        -                                            -
Pre Petition Liabilities                      1,648,776         1,643,247       5,529      1,098,449         1,091,756       6,693
Pre Petition Estimated Construction Claims                                                                                    -
                                            -----------------------------------------    -----------------------------------------
   TOTAL LIABILITIES                         22,120,136        21,563,173     556,963      9,511,451         9,497,549      13,902
                                            -----------------------------------------    -----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                                        3,371,172         3,371,172        -
Additional paid in capital                   14,557,677        14,557,677        -        10,742,189        10,742,189        -
Treasury Stock A-P-I-C                                                                                                        -
Retained earnings - prior                   (11,012,975)      (11,012,975)       -       (14,767,222)      (14,767,222)       -
Y-T-D net income pre petition                    (8,531)           (8,531)       -          (247,894)         (247,894)       -
Y-T-D net income post petition               (3,930,334)       (3,926,325)     (4,009)    (5,858,697)       (5,595,292)   (263,405)
                                            -----------------------------------------    -----------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                  (394,163)         (390,154)     (4,009)    (6,760,452)       (6,497,047)   (263,405)
                                            -----------------------------------------    -----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY     21,725,973        21,173,019     552,954      2,750,999         3,000,502    (249,503)
                                            -----------------------------------------    -----------------------------------------
                                            -----------------------------------------    -----------------------------------------

         See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                                          (UNAUDITED)     (UNAUDITED)
                                             (UNAUDITED)      (UNAUDITED)               AUGUST 31, 1998  JULY 31, 1998
                                           AUGUST 31, 1998   JULY 31, 1998                CONTINUING      CONTINUING
                                              CORPORATE        CORPORATE      CHANGE      OPERATIONS       OPERATIONS      CHANGE
                                           -----------------------------------------    -----------------------------------------
CURRENT ASSETS
Cash                                            51,748            32,186      19,562        136,639           124,024      12,615
Restricted cash held in escrow                                                   -        2,723,179         2,722,946         233
Accounts receivable
   A/R--trade                                  144,431           144,431         -       13,261,584        13,259,399       2,185
   A/R--interco                                                                  -           13,062               969      12,093
   A/R--employees                                                                -           21,181            15,689       5,492
   A/R--supplemental                                                             -        1,839,165         1,839,165         -
   A/R--misc.                                1,076,094         1,076,094         -        1,088,172         1,127,785     (39,613)
   Allowance for doubtful accounts          (1,138,467)       (1,138,467)        -       (3,398,925)       (3,495,619)     96,694
                                           -----------------------------------------    -----------------------------------------
      Accounts receivable, net                  82,058            82,058         -       12,824,239        12,747,388      76,851
                                           -----------------------------------------    -----------------------------------------
Costs and earnings in excess of billings                                         -        4,991,375         4,654,544     336,831
Prepaid expenses                               387,625           382,830       4,795        543,159           526,738      16,421
Inventory                                                                        -        1,949,845         2,108,472    (158,627)
Inventory reserve                                                                -         (872,335)         (968,129)     95,794
                                           -----------------------------------------    -----------------------------------------
      Inventory, net                              -                -             -        1,077,510         1,140,343     (62,833)
                                           -----------------------------------------    -----------------------------------------
Other current assets                                                             -            -                 -           -
                                           -----------------------------------------    -----------------------------------------
TOTAL CURRENT ASSETS                           521,431           497,074      24,357     22,296,101        21,915,983     380,118
                                           -----------------------------------------    -----------------------------------------
PROPERTY AND EQUIPMENT
   Field equipment                                                               -        2,836,946         2,854,676     (17,730)
   Automotive equipment                                                          -        1,138,505         1,124,330      14,175
   Office furniture and equipment              310,472           310,472         -        1,191,363         1,185,900       5,463
   Leasehold improvements                       21,780            21,780         -          145,898           145,898         -
                                           -----------------------------------------    -----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST               332,252           332,252         -        5,312,712         5,310,804       1,908
   Accum. Depreciation                        (288,808)         (286,739)     (2,069)    (3,642,929)       (3,572,048)    (70,881)
                                           -----------------------------------------    -----------------------------------------
TOTAL PROPERTY & EQUIP., NET                    43,444            45,513      (2,069)     1,669,783         1,738,756     (68,973)
                                           -----------------------------------------    -----------------------------------------
Long-term accounts receivable -
 Other (Texas)                                       -             -             -        1,072,065         1,053,883      18,182
Reserve for Long-term accounts receivable                                        -         (218,182)         (200,000)    (18,182)
                                           -----------------------------------------    -----------------------------------------
   Long-term accounts receviable -
    Other (Texas), net                               -             -             -          853,883           853,883         -
Other Assets                                   129,907           129,907         -          351,987           337,393      14,594
Investment & Intercompany in Subsidiaires   74,485,283        74,785,283    (300,000)    74,485,283        74,785,283    (300,000)
                                           -----------------------------------------    -----------------------------------------
TOTAL ASSETS                                75,180,065        75,457,777    (277,712)    99,657,037        99,631,298      25,739
                                           -----------------------------------------    -----------------------------------------
                                           -----------------------------------------    -----------------------------------------
POST PETITION CURRENT LIABILITIES
   Accounts payable                             38,485            69,135     (30,650)       674,707           524,250     150,457
   Line of Credit                           21,924,239        21,284,866     639,373     21,924,239        21,284,866     639,373
   Accrued expenses, excluding
    bankruptcy costs                           402,355           435,920     (33,565)     1,230,974         1,190,965      40,009
   Accrued bankruptcy costs                  1,602,726         1,998,094    (395,368)     1,602,726         1,998,094    (395,368)
   Estimated claims against cash
    held in escrow                                                               -        2,553,723         2,563,555      (9,832)
   Intercompany - BNYFC                    (19,222,533)      (19,175,590)    (46,943)    (3,098,503)       (3,366,323)    267,820
   Intercompany payables                        13,062                        13,062         13,062               969      12,093
                                           -----------------------------------------    -----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES      4,758,334         4,612,424     145,909     24,900,928        24,196,376     704,552
Intercompany Notes Payable                                                       -        8,741,768         8,741,768
Pre Petition Liabilities                     2,530,451         2,530,451         -        5,277,676         5,265,454      12,222
Pre Petition Estimated Construction Claims                                       -              -               -             -
                                           -----------------------------------------    -----------------------------------------
   TOTAL LIABILITIES                         7,288,785         7,142,875     145,909     38,920,372        38,203,598     716,774
                                           -----------------------------------------    -----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                            121,289           121,289         -        3,492,461         3,492,461         -
Additional paid in capital                 128,204,630       128,204,630         -      153,504,496       153,504,496         -
Treasury Stock A-P-I-C                        (562,506)         (562,506)        -         (562,506)         (562,506)        -
Retained earnings - prior                  (49,321,103)      (49,321,103)        -      (75,101,300)      (75,101,300)        -
Y-T-D net income pre petition                 (895,498)         (895,498)        -       (1,151,923)       (1,151,923)        -
Y-T-D net income post petition              (9,655,532)       (9,231,911)   (423,621)   (19,444,563)      (18,753,528)   (691,035)
                                           -----------------------------------------    -----------------------------------------
   TOTAL SHAREHOLDERS' EQUITY               67,891,280        68,314,901    (423,621)    60,736,665        61,427,700    (691,035)
                                           -----------------------------------------    -----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY    75,180,065        75,457,777    (277,712)    99,657,037        99,631,298      25,739
                                           -----------------------------------------    -----------------------------------------
                                           -----------------------------------------    -----------------------------------------

         See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                             (UNAUDITED)      (UNAUDITED)                (UNAUDITED)      (UNAUDITED)
                                           AUGUST 31, 1998   JULY 31, 1998             AUGUST 31, 1998   JULY 31, 1998
                                            DISCONTINUED      DISCONTINUED                COMBINED         COMBINED
                                             OPERATIONS        OPERATIONS     CHANGE        FINAL            FINAL         CHANGE
                                           -----------------------------------------   ------------------------------------------
CURRENT ASSETS
Cash                                              -                -            -           136,639           124,024      12,615
Restricted cash held in escrow                                                  -         2,723,179         2,722,946         233
Accounts receivable
   A/R--trade                                5,379,087        5,692,972     (313,885)    18,640,671        18,952,371    (311,700)
   A/R--interco                                   -                -            -              -                 -           -
   A/R--employees                                                               -            21,181            15,689       5,492
   A/R--supplemental                                                            -         1,839,165         1,839,165        -
   A/R--misc.                                   39,461           39,461         -         1,127,633         1,167,246     (39,613)
   Allowance for doubtful accounts          (3,269,472)      (3,315,537)      46,065     (6,668,397)       (6,811,156)    142,759
                                           -----------------------------------------   ------------------------------------------
      Accounts receivable, net               2,149,076        2,416,896     (267,820)    14,960,253        15,163,315    (203,062)
                                           -----------------------------------------   ------------------------------------------
Costs and earnings in excess of billings                                        -         4,991,375         4,654,544     336,831
Prepaid expenses                                                                -           543,159           526,738      16,421
Inventory                                                                       -         1,949,845         2,108,472    (158,627)
Inventory reserve                                                               -          (872,335)         (968,129)     95,794
                                           -----------------------------------------   ------------------------------------------
      Inventory, net                              -                -            -         1,077,510         1,140,343     (62,833)
                                           -----------------------------------------   ------------------------------------------
Other current assets                            94,078           94,078         -            94,078            94,078        -
                                           -----------------------------------------   ------------------------------------------
TOTAL CURRENT ASSETS                         2,243,154        2,510,974     (267,820)    24,526,193        24,425,988     100,205
                                           -----------------------------------------   ------------------------------------------
PROPERTY AND EQUIPMENT
   Field equipment                               1,000            1,000         -         2,837,946         2,855,676     (17,730)
   Automotive equipment                           -                -            -         1,138,505         1,124,330      14,175
   Office furniture and equipment                 -                -            -         1,191,363         1,185,900       5,463
   Leasehold improvements                      154,773          154,773         -           300,671           300,671        -
                                           -----------------------------------------   ------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST               155,773          155,773         -         5,468,485         5,466,577       1,908
   Accum. Depreciation                         (89,929)         (89,929)        -        (3,732,858)       (3,661,977)    (70,881)
                                           -----------------------------------------   ------------------------------------------
TOTAL PROPERTY & EQUIP., NET                    65,844           65,844         -         1,735,627         1,804,600     (68,973)
                                           -----------------------------------------   ------------------------------------------
Long-term accounts receivable -
 Other (Texas)                                    -                -            -         1,072,065         1,053,883      18,182
Reserve for Long-term accounts receivable                                       -          (218,182)         (200,000)    (18,182)
                                           -----------------------------------------   ------------------------------------------
   Long-term accounts receviable -
    Other (Texas), net                            -                -            -           853,883           853,883        -
Other Assets                                       100              100         -           352,087           337,493      14,594
Investment & Intercompany in Subsidiaires                                       -           125,000           425,000    (300,000)
                                           -----------------------------------------   ------------------------------------------
TOTAL ASSETS                                 2,309,098        2,576,918     (267,820)    27,592,790        27,846,964    (254,174)
                                           -----------------------------------------   ------------------------------------------
                                           -----------------------------------------   ------------------------------------------
POST PETITION CURRENT LIABILITIES
   Accounts payable                               -                 -           -           674,707           524,250     150,457
   Line of Credit                                                                        21,924,239        21,284,866     639,373
   Accrued expenses, excluding
    bankruptcy costs                              -                 -           -         1,230,974         1,190,965      40,009
   Accrued bankruptcy costs                                                               1,602,726         1,998,094    (395,368)
   Estimated claims against cash
    held in escrow                                                                        2,553,723         2,563,555      (9,832)
   Intercompany - BNYFC                      3,098,503        3,366,323     (267,820)          -                 -           -
   Intercompany payables                          -                 -           -              -                 -           -
                                           -----------------------------------------   ------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES      3,098,503        3,366,323     (267,820)    27,986,369        27,561,730     424,639
Intercompany Notes Payable                   2,535,455        2,535,455         -
Pre Petition Liabilities                    10,814,353       10,814,353         -        16,092,029        16,079,807      12,222
Pre Petition Estimated Construction Claims   2,404,000        2,404,000         -         2,404,000         2,404,000        -
                                           -----------------------------------------   ------------------------------------------
   TOTAL LIABILITIES                        18,852,311       19,120,131     (267,820)    46,482,398        46,045,537     436,861
                                           -----------------------------------------   ------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                          2,082,948        2,082,948         -           121,289           121,289        -
Additional paid in capital                  28,604,818       28,604,818         -       124,480,374       124,480,374        -
Treasury Stock A-P-I-C                                                          -          (562,506)         (562,506)       -
Retained earnings - prior                  (36,904,145)     (36,904,145)        -      (112,005,445)     (112,005,445)       -
Y-T-D net income pre petition                 (694,013)        (694,013)        -        (1,845,936)       (1,845,936)       -
Y-T-D net income post petition              (9,632,821)      (9,632,821)        -       (29,077,384)      (28,386,349)   (691,035)
                                           -----------------------------------------   ------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY              (16,543,213)     (16,543,213)        -       (18,889,608)      (18,198,573)   (691,035)
                                           -----------------------------------------   ------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY     2,309,098        2,576,918     (267,820)    27,592,790        27,846,964    (254,174)
                                           -----------------------------------------   ------------------------------------------
                                           -----------------------------------------   ------------------------------------------

         See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
  OPERATIONS INFORMATION

                                             (UNAUDITED)     (UNAUDITED)                   (UNAUDITED)     (UNAUDITED)
                                             MONTH ENDED     MONTH ENDED                   MONTH ENDED     MONTH ENDED
                                           AUGUST 31, 1998  JULY 31, 1998                AUGUST 31, 1998  JULY 31, 1998
                                                 ESD             ESD         CHANGE            PSD             PSD        CHANGE
                                           -----------------------------------------     ----------------------------------------
Sales                                        1,712,957        1,479,199      233,758        330,370          452,120     (121,750)
Cost of Sales                                1,221,871        1,079,514      142,357        344,567          493,752     (149,185)
                                             ---------------------------------------       --------------------------------------
   Gross Profit                                491,086          399,685       91,401        (14,197)         (41,632)      27,435

Selling, General, and Administrative           414,529          426,593      (12,064)       146,250          169,802      (23,552)
                                             ---------------------------------------       --------------------------------------
Income (Loss) From Operations                   76,557          (26,908)     103,465       (160,447)        (211,434)      50,987

Other Income(Expense):
   I/C Interest Income (Expense)               (68,054)         (67,997)         (57)       (70,582)         (73,021)       2,439
   Interest Expense                               -                (365)         365                                         -
   Interest Income                                -                -            -                                            -
   Gain (loss) on Asset Disposition             (3,100)            -          (3,100)       (25,112)        (382,580)     357,468
   Other Expense                                (9,412)             650      (10,062)        (7,264)         (11,923)       4,659
                                             ---------------------------------------       --------------------------------------
      Total Other (Expense)                    (80,566)         (67,712)     (12,854)      (102,958)        (467,524)     364,566
Net Income (Loss) Before Bankruptcy
 Administrative Expenses                        (4,009)         (94,620)      90,611       (263,405)        (678,958)     415,553
Bankruptcy Administrative Expenses                                                                                           -
                                             ---------------------------------------       --------------------------------------
Net Income (Loss)                               (4,009)         (94,620)      90,611       (263,405)        (678,958)     415,553
                                             ---------------------------------------       --------------------------------------
                                             ---------------------------------------       --------------------------------------

         See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
  OPERATIONS INFORMATION

                                                                                          (UNAUDITED)     (UNAUDITED)
                                              (UNAUDITED)     (UNAUDITED)                 MONTH ENDED      MONTH ENDED
                                              MONTH ENDED     MONTH ENDED                AUGUST 31, 1998  JULY 31, 1998
                                            AUGUST 31, 1998  JULY 31, 1998                 CONTINUING      CONTINUING
                                               CORPORATE       CORPORATE     CHANGE        OPERATIONS      OPERATIONS    CHANGE
                                            ----------------------------------------    ----------------------------------------
Sales                                             -                -            -         2,043,327        1,931,319     112,008
Cost of Sales                                     -                -            -         1,566,438        1,573,266      (6,828)
                                              --------------------------------------      --------------------------------------
   Gross Profit                                   -                -            -           476,889          358,053     118,836

Selling, General, and Administrative           139,957          139,318          639        700,736          735,713     (34,977)
                                              --------------------------------------      --------------------------------------
Income (Loss) From Operations                 (139,957)        (139,318)        (639)      (223,847)        (377,660)    153,813

Other Income(Expense):
   I/C Interest Income (Expense)               138,636          141,018       (2,382)          -                -           -
   Interest Expense                           (204,238)        (191,146)     (13,092)      (204,238)        (191,511)    (12,727)
   Interest Income                                                              -              -                -           -
   Gain (loss) on Asset Disposition                                             -           (28,212)        (382,580)    354,368
   Other Expense                              (338,545)         (32,000)    (306,545)      (355,221)         (43,273)   (311,948)
                                              --------------------------------------      --------------------------------------
      Total Other (Expense)                   (404,147)         (82,128)    (322,019)      (587,671)        (617,364)     29,693

Net Income (Loss) Before Bankruptcy
 Administrative Expenses                      (544,104)        (221,446)    (322,658)      (811,518)        (995,024)    183,506
Bankruptcy Administrative Expenses             120,483          (21,054)     141,537        120,483          (21,054)    141,537
                                              --------------------------------------      --------------------------------------
Net Income (Loss)                             (423,621)        (242,500)    (181,121)      (691,035)      (1,016,078)    325,043
                                              --------------------------------------      --------------------------------------
                                              --------------------------------------      --------------------------------------

         See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
  OPERATIONS INFORMATION

                                              (UNAUDITED)     (UNAUDITED)                (UNAUDITED)     (UNAUDITED)
                                              MONTH ENDED     MONTH ENDED                MONTH ENDED     MONTH ENDED
                                            AUGUST 31, 1998  JULY 31, 1998             AUGUST 31, 1998  JULY 31, 1998
                                              DISCONTINUED   DISCONTINUED                 COMBINED        COMBINED
                                               OPERATIONS     OPERATIONS    CHANGE          FINAL           FINAL        CHANGE
                                            --------------------------------------     -----------------------------------------
Sales                                                                         -         2,043,327        1,931,319       112,008
Cost of Sales                                                                 -         1,566,438        1,573,266        (6,828)
                                              ------------------------------------     -----------------------------------------
   Gross Profit                                  -                -           -           476,889          358,053       118,836

Selling, General, and Administrative                                          -           700,736          735,713       (34,977)
                                              ------------------------------------       ---------------------------------------
Income (Loss) From Operations                    -                -           -          (223,847)        (377,660)      153,813

Other Income(Expense):
   I/C Interest Income (Expense)                                              -              -                -             -
   Interest Expense                                                           -          (204,238)        (191,511)      (12,727)
   Interest Income                                                            -              -                -             -
   Gain (loss) on Asset Disposition                                           -           (28,212)        (382,580)      354,368
   Other Expense                                               29,916      (29,916)      (355,221)         (13,357)     (341,864)
                                              ------------------------------------       ---------------------------------------
      Total Other (Expense)                      -             29,916      (29,916)      (587,671)        (587,448)         (223)

Net Income (Loss) Before Bankruptcy
 Administrative Expenses                         -             29,916      (29,916)      (811,518)        (965,108)      153,590
Bankruptcy Administrative Expenses                                            -           120,483          (21,054)      141,537
                                              ------------------------------------       --------------------------------------
Net Income (Loss)                                -             29,916      (29,916)      (691,035)        (986,162)      295,127
                                              ------------------------------------       ---------------------------------------
                                              ------------------------------------       ---------------------------------------

         See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                           (UNAUDITED)     (UNAUDITED)
                                                                           MONTH ENDED     MONTH ENDED
                                                                         AUGUST 31, 1998  JULY 31, 1998    CHANGE
                                                                         ---------------  -------------   ---------
Cash flows from operating activities:
   Net loss                                                                 ($691,035)     ($986,162)      $295,127
   Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                             73,499         72,682            817
      Additional reserves for costs in excess of billings                      10,000                        10,000
      Reserve for Long-term accounts receivable                              (200,000)                      200,000
      Write off of investments in subsidiaries                                300,000                       300,000
      Write down of property and equipment                                                         0              0
      (Gain) / Loss on sale of property and equipment                          28,212        382,580       (354,368)
   Change in certain assets & liabilities:
   (Increase) decrease in:
      Receivables, net                                                        203,062        115,024         88,038
      Costs in excess of billings                                            (346,831)       142,913       (489,744)
      Inventory, net                                                           62,833        804,921       (742,088)
      Prepaids & other assets                                                 (16,421)       (34,626)        18,205
   Increase (decrease) in:
      Accounts payable                                                        150,457         41,933        108,524
      Billings in excess of costs                                                   0              0              0
      Other net changes in assets and liabilities                             (24,659)        (5,476)       (19,183)
                                                                            ---------      ---------      ---------
         Total adjustments                                                     84,793        327,895       (243,102)
                                                                            ---------      ---------      ---------
         Net cash provided by (used in) operating activities                 (606,242)      (658,267)        52,025

Cash flows from investing activities :
   Proceeds from sale of equipment                                                  0         17,435        (17,435)
   Additions to property and equipment                                        (32,738)      (176,177)       143,439
                                                                            ---------      ---------      ---------
      Net cash provided by (used in) investing activities                     (32,738)      (158,742)       126,004

Cash flows from financing and other activities:
   Net proceeds (repayments) from revolver credit loan                        639,373        626,876         12,497
   Reduction of pre-petition liabilities                                       12,222        (18,208)        30,430
                                                                            ---------      ---------      ---------
      Net cash provided by (used in) financing activities                     651,595        608,668         42,927
                                                                            ---------      ---------      ---------
Net increase (decrease) in cash                                                12,615       (208,341)       220,956

Cash at beginning of period                                                   124,024        332,365       (208,341)
                                                                            ---------      ---------      ---------
Cash at end of period                                                         136,639        124,024         12,615
                                                                            ---------      ---------      ---------
                                                                            ---------      ---------      ---------

         See accompanying notes to financial statement information

                                                                   EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
August 31, 1998 Financial Reporting Information

Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.


BNY Financial Corporation
As of August 31, 1998, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $21,911,201. In June, the Company successfully negotiated with BNYFC for continuance of debtor-in-possession financing through December 31, 1998.


Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.


Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. Management is in the process of analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers in the company's discontinued construction activities. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.


Investments & Intercompany in Subsidiaries
In August 1998, an investment in a Mexico subsidiary was written off which totaled $300,000.